Exhibit 99.1

NYSE American – UEC

TerraPower and Uranium Energy Corp Announce MOU to Collaborate on Domestic Uranium Fuel Supply for the Natrium Reactor

Casper, Wyoming, and Bellevue, Washington – November 30, 2023 – TerraPower and Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) announced today a memorandum of understanding (“MOU”) with objectives of reestablishing domestic supply chains of uranium fuel. This MOU will allow TerraPower and UEC to explore the potential supply of uranium for TerraPower’s first-of-kind Natrium™ reactor1 and energy storage system.

The Natrium demonstration project, being built in Kemmerer, Wyoming, will be a commercial scale plant upon completion and will begin operations within a decade.

UEC and TerraPower have made significant investments in the nuclear fuel cycle and commercial scale deployment of clean energy projects that will directly benefit the U.S. economy. This includes delivering carbon-free power, high paying jobs, and providing support for establishing a robust U.S. nuclear fuel supply chain for Small Modular (“SMR”) and Advanced Reactors (“AR”) and their high assay low enriched uranium (“HALEU”) requirements. These new reactors, like TerraPower is advancing in Wyoming, present innovative leaps in technology that can help address the world’s growing clean energy needs with abundant 24/7, carbon-free power.

SMRs and ARs present the fastest growing segment of nuclear energy in the United States and need a secure, domestic fuel supply chain. The first step of the supply chain is uranium, and UEC’s Wyoming resources have the critical mass to be a highly reliable source of uranium for American HALEU and a good strategic fit to supply TerraPower’s Natrium reactor.

Wyoming’s Governor Mark Gordon stated “This MOU is a great step forward for the Wyoming uranium industry, which is host to the largest uranium reserves in the United States. It makes no sense to depend on Russian uranium and enrichment technology, when a fully domestic fuel source can be found here in Wyoming and manufactured in the United States. TerraPower chose Wyoming as a partner for their Natrium advanced nuclear reactor plant. Once again, they are demonstrating leadership and commitment to a nuclear future in Wyoming through this MOU with Uranium Energy Corp.”

“TerraPower continues to move forward in bringing the Natrium reactor to market, and that includes establishing our fuel supply chain,” said Chris Levesque, TerraPower President and CEO. “A robust, domestic supply chain for nuclear fuel is crucial as we deploy the next generation of nuclear energy. Wyoming has long been a leader in uranium mining, and we look forward to collaborating with UEC on the potential opportunity for Wyoming uranium to fuel our first reactor.”

1 A TerraPower and GE Hitachi technology

Amir Adnani, UEC President and CEO stated: “UEC is pleased to form strategic relationships that support the emerging uranium demand from SMRs and ARs, and we look forward to working with TerraPower and the prospect of providing the uranium they need to operate their Wyoming Natrium reactor. In these geopolitically complex times, UEC’s vision is to be the leading provider of conflict-free, American uranium for the existing, as well as the new reactors that will come online.”

The Natrium technology is a 345-megawatt sodium-cooled fast reactor coupled with a molten salt-based energy storage system than can boost power output to 500-megawatts to serve peak demand: making it the ideal technology to pair with energy grids that have high penetrations of renewable resources. The Natrium reactor is the only advanced reactor that can provide stability to the grid with clean, baseload energy while seamlessly boosting output to meet variable power needs.

UEC’s Wyoming production platform includes a portfolio of over 20 uranium projects, that in total contain the largest S-K 1300 compliant resource base in the United States. Four of the projects in the Powder River Basin are fully permitted for in-situ recovery (“ISR”) production including the Irigaray Central Processing Plant and Christensen Ranch ISR facilities in Johnson County, Wyoming where UEC’s initial production will be focused.

About TerraPower

TerraPower is a leading nuclear innovation company that strives to improve the world through nuclear energy and science. Since it was founded by Bill Gates and a group of like-minded visionaries, TerraPower has emerged as an incubator and developer of ideas and technologies that offer energy independence, environmental sustainability, medical advancement and other cutting-edge opportunities. It accepts and tackles some of the world’s most difficult challenges. Behind each of its innovations and programs, TerraPower actively works to bring together the strengths and experiences of the world’s public and private sectors to use advanced nuclear to answer pressing global needs. Learn more at https://terrapower.com/.

Media Contact: press@terrapower.com

About Uranium Energy Corp

Uranium Energy Corp is the fastest growing supplier of the fuel for the green energy transition to a low carbon future. UEC is the largest, diversified North American focused uranium company, advancing the next generation of low-cost, environmentally friendly ISR mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has two production-ready ISR hub and spoke platforms in South Texas and Wyoming. These two production platforms are anchored by fully operational central processing plants and served by seven U.S. ISR uranium projects with all their major permits in place. Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

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